Acquisitions and divestitures	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Acquisitions and divestitures	Acquisitions and divestitures
trivago Spain S.L.U. ("Palma") was a wholly-owned subsidiary of trivago. In the third quarter of 2020, we entered into an agreement to sell 100% of our shares in Palma to a third-party buyer for cash consideration of €1.3 million. The transaction closed in September 2020. As a result of the sale, we also recorded an impairment loss of €0.5 million on property and equipment for the year ended December 31, 2020, which was recognized within our operating expenses on our consolidated statements of operations.
base7booking.com Sarl ("base7") is a wholly-owned subsidiary of trivago. In the fourth quarter of 2020, we entered into an agreement to sell substantially all assets of base7 to a third-party buyer for cash consideration of €0.8 million, subject to subsequent net working capital and subscription revenue adjustments. The transaction closed in November 2020. We recognized a gain on sale of €0.5 million and derecognized €0.3 million of goodwill associated with the disposal group for the year ended December 31, 2020.
trivago owns 49.0% of myhotelshop GmbH ("myhotelshop"). This minority interest is recorded on the consolidated balance sheets as an equity method investment. In December 2020, we entered into an agreement to sell our minority interest in myhotelshop for a cash consideration of €70 thousand to its majority shareholder, who is not a related party to trivago. One of the closing conditions of the agreement was for myhotelshop to repay the outstanding shareholder loan to us. As of December 31, 2020, the outstanding loan and accrued interest of €1.0 million with myhotelshop had been fully repaid. The transaction had not closed as of December 31, 2020 as there were remaining closing conditions outstanding. Due to the imminent closing of the transaction, we recognized an impairment loss of €1.1 million based on the difference between the consideration and the carrying amount of the minority interest, and this amount has been included in Income from equity method investment for the year ended December 31, 2020. We consider myhotelshop a related party for the years ended December 31, 2018, 2019 and 2020.